UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D. C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 31, 2025

Martin Marietta Materials, Inc.
(Exact name of Registrant as Specified in Its Charter)

North Carolina (State or Other Jurisdiction of Incorporation)	001-12744 (Commission File Number)	56-1848578 (IRS. Employer Identification No.)

4123 Parklake Avenue Raleigh, North Carolina (Address of Principal Executive Offices)	27612 (Zip Code)

Registrant’s Telephone Number, Including Area Code: 919 781-4550

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 par value per share	MLM	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01.  Regulation FD Disclosure.

On December 31, 2025, Martin Marietta Materials, Inc. (“Martin Marietta” or the “Company”) provided an update on the anticipated timing for closing its previously announced asset exchange with Quikrete Holdings, Inc. (“Quikrete”). As announced on October 2, 2025, the Company had expected to close the transaction in the fourth quarter of 2025, subject to customary closing conditions. The Company now expects the transaction to close in the first quarter of 2026 subject to satisfaction of the remaining customary closing conditions.

The information furnished under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information furnished under this Item 7.01 shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of federal securities law. Statements and assumptions on future revenues, income and cash flows, performance and economic trends are examples of forward-looking statements. Numerous factors could affect the Company’s forward-looking statements and actual performance.

Investors are cautioned that all forward-looking statements involve risks and uncertainties, and are based on assumptions that the Company believes in good faith are reasonable at the time the statements are made, but which may be materially different from actual results. Investors can identify these statements by the fact that they do not relate only to historical or current facts. The words “may”, “will”, “could”, “should”, “anticipate”, “believe”, “estimate”, “expect”, “forecast”, “intend”, “outlook”, “plan”, “project”, “scheduled” and other words of similar meaning in connection with future events or future operating or financial performance are intended to identify forward-looking statements. Any or all of Martin Marietta’s forward-looking statements in this Form 8-K and in other publications may turn out to be wrong.

Statements regarding the pending Quikrete transaction contain forward-looking statements that are subject to risks and uncertainties. These statements are based on current expectations and assumptions that are subject to risks and uncertainties. Actual results may differ materially from those expressed or implied due to various factors including, but not limited to: the ability to satisfy closing conditions, transaction costs, integration challenges, market conditions, the impact of the pending transaction on the Company’s stakeholders, and other risks described in the Company’s U.S. Securities and Exchange Commission (“SEC”) filings.

You should consider these forward-looking statements in light of risk factors discussed in Martin Marietta’s Annual Report on Form 10-K for the year ended December 31, 2024, and other periodic filings made with the SEC. All of the Company’s forward-looking statements should be considered in light of these factors. In addition, other risks and uncertainties not presently known to the Company or that it considers immaterial could affect the accuracy of its forward-looking statements, or adversely affect or be material to the Company. The Company assumes no obligation to update any such forward-looking statements, except as may be required by law.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2025	MARTIN MARIETTA MATERIALS, INC.

	By:	/s/ Bradley D. Kohn
		Name:	Bradley D. Kohn
		Title:	Senior Vice President, General Counsel and Corporate Secretary